UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

______________

Date of Report (Date of earliest event reported):  May 16, 2017

FIDELITY D & D BANCORP, INC.

(Exact name of Registrant as specified in its charter)

Pennsylvania	333-90273	23-3017653
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Blakely and Drinker Streets, Dunmore, PA	18512
(Address of principal executive offices)	(Zip Code)

__(570) 342-8281__

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CURRENT REPORT ON FORM 8-K

ITEM 5.05Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On  May 16, 2017, the Board of Directors of Fidelity D & D Bancorp, Inc. (the “Company”) approved certain amendments to the Company’s Code of Ethics (the “Code”). In addition to technical, administrative, and other non-substantive revisions, the Company amended the Code to (1) add a provision requiring directors, officers and employees to safeguard confidential information, (2) clarify that all directors, officers and employees are required to provide honesty and candor when dealing with the Company’s auditors, examiners and attorneys, (3) clarify that the Company reserves the right to take any and all disciplinary action it deems appropriate in response to violation of the Code, (4) add a provision that with regard to alleged violations of the Code by any director or executive officer, it shall be the duty of the Audit Committee of the Board of Directors of the Company, excluding any person accused of violating the Code, to determine the veracity of any alleged breach of the Code and any penalty or consequences, and (5) add a provision that no waiver of any provision of this Code for the benefit of a director or executive officer shall be effective unless (a) approved by the Board of Directors or, if permitted by the Board of Directors, a committee of the Board of Directors, and (b) if applicable, the Company promptly discloses the waiver to the Company’s shareholders in accordance with appropriate U.S. securities laws and regulations and/or the rules and regulations of the exchange or system the Company’s securities are traded or quoted, as the case may be.

A copy of the Code is attached hereto as Exhibit 14 and is incorporated herein by reference.

ITEM 9.01Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
14	Code of Ethics dated as of May 16, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

FIDELITY D & D BANCORP, INC.
(Registrant)

Dated: May 22, 2017	/s/ Salvatore R. DeFrancesco, Jr.
Salvatore R. DeFrancesco, Jr.
Treasurer & Chief Financial Officer

Exhibit Index

Exhibit No.	Description
14	Code of Ethics dated as of May 16, 2017.